Exhibit 99.2
1Q 2025 Investor Presentation

Contents 1 Page Disclosure 2 Relationship Driven Commercial Bank 3 Performance Metrics 5 Loans and Deposits 11 Modern Banking in Motion Digital Transformation 20 Selected Financial Information 23

Disclosure 2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company’s future financial condition and capital ratios, results of operations and the Company’s outlook and business. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as “may,” “believe,” “expect,” “anticipate,” “plan,” “continue” or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that are difficult to predict and are generally beyond our control and may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to the following: a failure to successfully manage our credit risk and the sufficiency of our allowance for credit losses; changes in loan demand and declines in real estate values in the Company’s market area, which may adversely affect our loan production; borrower and depositor concentrations (e.g., by geographic area and by industry); the interest rate policies of the Federal Reserve and other regulatory bodies; general economic conditions, including unemployment rates, and potential recessionary and inflationary indicators, either nationally or locally, including the related effects on our borrowers and other clients, such as adverse changes to credit quality, and on our financial condition and results of operations; an unanticipated loss of key personnel or existing clients, or an inability to attract key employees; system failures or cybersecurity breaches of our information technology infrastructure and/or confidential information or those of the Company’s third-party service providers or those of our non-bank financial service clients for which we provide global payments infrastructure; failure to maintain current technologies or technological changes and enhancements that may be more difficult or expensive to implement than anticipated, and failure to successfully implement future information technology enhancements; emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action, damage our reputation or otherwise materially harm our business or clients; the timely and efficient development of new products and services offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value and acceptance of these products and services by clients; the successful implementation or consummation of new business initiatives, which may be more difficult or expensive than anticipated; an unexpected adverse financial, regulatory, legal or bankruptcy event experienced by our financial service clients; unexpected increases in our expenses; changes in liquidity, including funding sources, deposit flows and the size and composition of our deposit portfolio, and the percentage of uninsured deposits in the portfolio; an unexpected deterioration in the performance of our loan or securities portfolios and our inability to absorb the amount of actual losses inherent in the portfolio; difficulties associated with achieving or predicting expected future financial results; different than anticipated growth and our ability to manage our growth; increases in competitive pressures among financial institutions or from non-financial institutions which may result in unanticipated changes in our loan or deposit rates; unexpected adverse impact of future acquisitions or divestitures; impacts related to or resulting from regional and community bank failures and stresses to regional banks, or conditions in the securities markets or the banking industry being less favorable than currently anticipated; changes in accounting principles, policies or guidelines may cause the Company’s financial condition or results of operation to be reported or perceived differently; legislative, tax or regulatory changes or actions, including changes and the potential for changes to regulatory policy and the promulgation of new laws and regulations following the inauguration of a new presidential administration, may adversely affect the Company’s business; unanticipated increases in FDIC insurance premiums or future assessments; the costs, including the possible incurrence of fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results; and the current or the potential impact on the Company’s operations, financial condition, and clients resulting from natural or man-made disasters, climate change, wars, military conflict, acts of terrorism, other geopolitical events, cyberattacks, and global pandemics, or localized epidemics as well as those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q which have been filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Forward-looking statements speak only as of the date of this presentation. We do not undertake (and expressly disclaim) any obligation to update or revise any forward-looking statement, except as may be required by law.

Relationship Driven Commercial Bank 3

Relationship Driven Commercial Bank with Strong Client Execution • Our Business Bankers have deep knowledge and expertise across multiple industries (e.g. law firms, resident healthcare, real estate property management, U.S. Trustee and Municipalities). • Full suite of retail financial service products targeting small and middle-market commercial businesses. • Commercial Lending group offers an array of commercial and industrial lending products providing our clients with custom lending solutions. • Commercial Real Estate ("CRE") Lending group has proven track record of successfully navigating today's complex real estate market. White-glove concierge service and a full suite of digital banking services allowing clients to easily manage their everyday banking needs. Modern Banking in Motion Digital Transformation supports future business expansion, drives efficiencies and enables better client experience. Only TRUE mid-sized relationship driven commercial bank headquartered in NYC. Our mission is to: • Help clients build and sustain generational wealth. • Offer a full range of banking and innovative financial servicesto businesses and individuals embracing an ever-evolving digital banking era. • Deliver enhanced client experiences through an innovative technology platform. • Provide modern and robust internal capabilities for our employees to support future business expansion and back-office efficiencies. Our Mission 4

Performance Metrics 5

Source: FactSet, S&P Global Market Intelligence 1 CAGR from December 31, 2017 through December 31, 2024. 1* KRX and NYC Middle Market-Banks include growth resulting from acquisitions. 2 KRX Index represents median performance of the KBW Regional Banking Index constituents. 3 Includes BRKL, CNOB, DCOM, FFIC, OCFC, PFS and VLY. 4 Non-GAAP financial measure. See reconciliation to GAAP measure in the appendix to this presentation. 5 Performance since November 7, 2017 (MCB offering price of $35.00 per share) through April 8, 2025. Pre-tax, pre-provision net revenue4 CAGR1 2017-2024 Organic Growth Outpacing Peers Since 2017 IPO Deposits CAGR1, 1* 2017–2024 Loans CAGR1, 1* 2017–2024 Share price performance since IPO5 November 7, 2017 Tangible book value per share4 CAGR1 2017–2024 Earnings per share CAGR1 2017–2024 13.2% 5.4% 3.3% MCB KRX Index² NYC Middle-Market Banks³ 14.2% 6.9% 2.2% MCB KRX Index² NYC Middle-Market Banks³ 39.8% (7.9%) (35.8%) NYC Middle-Market Banks³ Metropolitan Commercial Bank KRX Index² 23.0% 10.0% 12.8% MCB KRX Index² NYC Middle-Market Banks³ 19.6% 7.7% 6.7% MCB KRX Index² NYC Middle-Market Banks³ 23.0% 8.8% 10.2% MCB KRX Index² NYC Middle-Market Banks³ 6

Source: Bloomberg, FactSet, S&P Global Market Intelligence 1 Includes BRKL, CNOB, DCOM, FFIC, OCFC, PFS and VLY. 2 Cumulative shareholder return (change in stock price plus reinvested dividends). Share Price Performance and Valuation 50 100 150 200 250 300 3/30/2023 7/13/2023 10/26/2023 2/8/2024 5/23/2024 9/5/2024 12/19/2024 4/3/2025 Total Return Performance NYC Middle-Market Banks1, 2 KBW Regional Banking Index (“KRX”) Metropolitan Commercial Bank 95 113 193 4/8/2025 7

Track Record of Strong Operating Performance 1 Annualized. 2 Return on average tangible common equity ("ROATCE") is a non-GAAP financial measure. See reconciliation to GAAP measure on slide 28. 3 CAGR from December 31, 2017 through March 31, 2025. Strong Book Value Growth Since IPO Tangible Book Value per Share2 Strong Operating Results 1Q 2025 $27.04 $30.34 $34.15 $39.25 $50.11 $51.70 $58.69 $64.31 $65.80 2017 2018 2019 2020 2021 2022 2023 2024 1Q 2025 8 60.5% Efficiency Ratio 0.0% Avg. Last 5 Year Net Charge-offs % / Average Loans 3.68% Net Interest Margin1 0.89% Return on Average Assets1 1.52% Pre-Provision Net Revenue / Average Assets1 9.1% Return on Average Tangible Common Equity1, 2

$53.6 $57.0 $59.7 $61.5 $65.2 $66.6 $67.0 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 9 1 Represents effective average daily Fed Funds rate. Well Managed Net Interest Margin Net Interest Margin Analysis Estimated Sensitivity of Annual Net Interest Income March 31, 2025 Net Interest Income $ millions 1.00% 1.83% 2.16% 0.36% 1.68% 5.03% 5.15% 4.33% 4.57% 4.78% 5.09% 4.73% 4.80% 5.33% 6.70% 6.53% 7.25% 0.47% 0.58% 1.10% 0.43% 0.27% 0.49% 2.43% 3.22% 3.09% 3.52% 3.70% 3.46% 3.26% 2.77% 3.49% 3.49% 3.53% 3.68% 2017 2018 2019 2020 2021 2022 2023 2024 YTD Q1'25 Average Fed Funds Rate¹ Average Loan Yield Average Total Cost of Deposits MCB Net Interest Margin ("NIM") 5.61% 2.63% -2.21% -4.67% -200 bps -100 bps +100 bps +200 bps

30.9% 30.5% 28.4% 22.3% 21.5% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 $6.2 $6.2 $6.3 $6.0 $6.4 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 8.9% 9.4% 9.5% 9.9% 9.6% 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Highly Liquid and Resilient Balance Sheet 75% Insured deposits Deposits ($ bn) TCE/TA Ratio1 Non-interest bearing Deposit % Deposit Profile at March 31, 2025 179% Uninsured Deposit Coverage Ratio2 BBB+ Kroll Deposit Rating 10 $5.7 $5.8 $5.9 $6.0 $6.3 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Loans ($ bn) 1 Tangible Common Equity divided by Tangible Assets. Non-GAAP financial measure. See reconciliation to GAAP measure on slide 28 2 Cash and available secured borrowing capacity divided by uninsured deposits.

Loans and Deposits 11

12 1 Gross of deferred fees and unamortized costs. 2 Certain prior period amounts adjusted to conform to current presentation. 3 Excludes owner-occupied. 4 Mobile Home Parks, Residential Condos/Co-ops, Temporary Shelters, Religious Orgs., Parking Lots and Garages, Restaurants and Entertainment Facilities * Includes commercial real estate, multifamily and construction loans. Loan Portfolio Growth and Diversification $6.4 billion Gross Loan Portfolio1, 2 March 31, 2025 | $ millions Diversified Loan Portfolio March 31, 2025 33% 6% 6% 5% 6% 5% 3% 4% 3% 3% 7% 16% 33% CRE: Skilled Nursing Facility ("SNF") 6% CRE: Office 6% CRE: Multi-family 6% CRE: Hospitality 5% CRE: Retail 5% CRE: Mixed Use 4% CRE: Land 4% CRE: Construction 3% CRE: Warehouse 3% CRE: Schools  $3& 0UIFSĩ 16% C&I 2% Consumer & 1-4 Family $2,821 $2,857 $2,911 $2,939 $3,042 $1,749 $1,786 $1,827 $1,962 $2,171 $1,057 $1,105 $1,070 $1,046 $1,045 $109 $108 $106 $104 $102 $5,736 $5,856 $5,914 $6,051 $6,360 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Consumer & 1-4 Family C&I CRE: Owner Occupied CRE: Non Owner Occupied* Average 1Q 2025 Yield: 7.25% CRE/RBC ratio3 : 367%

19% 17% 11% 9% 8% 8% 4% 3% 21% 19% Manhattan 17% Florida 11% Brooklyn 9% Bronx 8% Queens 8% New Jersey 4% Long Island 3% Other NY 21% Other States 41% 8% 8% 8% 7% 6% 4% 3% 15% 41% Skilled Nursing Facilities 8% Multifamily 8% Office 8% Hospitality 7% Retail 6% Mixed Use 4% Land 3% Warehouse 15% Other CRE Relationship-Based Commercial Real Estate Lending 13 Target Market • New York metropolitan area real estate entrepreneurs with a net worth in excess of $50 million • Primarily concentrated in the New York MSA • Well-diversified across multiple property types Key Metrics March 31, 2025 • Weighted average LTV of 61% • Owner occupied – 42% Composition by Type March 31, 2025 Composition by Region March 31, 2025 Majority of loans are originated through direct relationships or referrals from existing clients. Total CRE loans: $5.2 billion

$265 $266 $269 $273 $258 $236 $258 $248 $238 $249 $125 $121 $152 $159 $154 $126 $127 $119 $117 $116 $75 $71 $70 $69 $66 $56 $58 $63 $64 $67 $42 $41 $30 $29 $30 $132 $163 $119 $97 $105 $1,057 $1,105 $1,070 $1,046 $1,045 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Other Manufacturing Wholesale Services Other Healthcare Individuals Skilled Nursing Facilities Finance & Insurance Commercial & Industrial Growth Driven by Expertise in Specific Lending Verticals 14 C&I Composition March 31, 2025 Target Market • Middle market businesses with revenues up to $400 million • Well-diversified across industries Key Metrics • Strong historical credit performance - Pledged collateral and/or personal guarantees from high-net-worth individuals support most loans - Target borrowers have strong historical cash flows, and good asset coverage 25% 24% 15% 11% 6% 6% 3% 10% 25% Finance & Insurance 24% Skilled Nursing Facilities 15% Individuals 11% Other Healthcare 6% Services 6% Wholesale Trade 3% Manufacturing 10% Other 1 Certain prior period amounts adjusted to conform to current presentation. C&I Portfolio1 March 31, 2025 | $ millions

C&I Healthcare Composition | March 31, 2025 Diversified CRE and C&I Healthcare Portfolio • Active in Healthcare lending since 2002. • No realized losses since 2002. No deferrals during the pandemic. • Stabilized SNF – 70% of CRE SNF portfolio. Stabilized facilities provide cash flows adequate to support debt service and collateral value. Borrowers’ primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Weighted average debt service coverage ratio is 1.8x. • Transitional Non-stabilized SNF – are typically value-add opportunities that may have underlying issues that can be remediated. By implementing operational and management changes, enhancing the quality of care, improving the payor mix, and optimizing efficiency, experienced operators can increase the facility's profitability and value. Operators that have a strong market share in the region can negotiate higher reimbursement rates by working with payers, such as Medicare and Medicaid, to negotiate higher reimbursement rates for the services provided by the SNF. 68% 14% 10% 4% 68% SNF 14% Ambulatory Health Care Services 10% Medical Labs 4% Misc. Health Practitioners 2% Doctor Office 2% Ambulance Services CRE SNF $2.1 billion C&I SNF $249 mm C&I Other $116 mm Healthcare Portfolio | March 31, 2025 Total Healthcare loans: $2.5 billion 15 Total C&I Healthcare loans: $365mm Overview March 31, 2025

C&I Skilled Nursing Facility Exposure by State March 31, 2025 Geographically Diversified Skilled Nursing Facility Portfolio CRE Skilled Nursing Facility Exposure by State March 31, 2025 35% 24% 10% 6% 5% 20% 35% Florida 24% New York 10% New Jersey 6% Indiana 5% Ohio 20% Other States 47% 18% 14% 7% 5% 9% 47% Florida 18% New Jersey 14% New York 7% Tennessee 5% Indiana 9% Other 16 Total CRE SNF loans: $2.1 billion Total C&I SNF loans: $249mm • CRE – Skilled Nursing Facilities (“SNF”) – average LTV of 69%. • Highly selective regarding the quality of SNF Operators that we finance. • Borrowers are very experienced operators that typically have in excess of 1,000 beds under management and strong cash flows. Many further supported by vertically integrated related businesses. • Loans are made primarily in “certificate of need” states which limits the supply of beds and supports stable occupancy rates. • New York had Medicaid reimbursement rate increases of 4.4% and 6.5% in 2024 and 2023, respectively.1 • Florida had Medicaid reimbursement rate increase of 8.0% in 2024, with an additional 8% in 2025.1 Overview March 31, 2025 1 Source: Zimmet Healthcare Services Group LLC

Conservatively Underwritten, Geographically Diversified CRE Office Portfolio 17 Office by Region March 31, 2025 44% 11% 5% 28% 10% 44% Manhattan 11% Brooklyn 5% Queens 2% Bronx 28% NY Metro Area (outside NYC) 10% Non NY Metro Area Overview March 31, 2025 • Total Office loans: $413mm • Weighted average LTV of 52% • Weighted average occupancy rate of 76%* • Weighted average debt service coverage ratio of 1.40x* • Manhattan loans originated since March 2022 is 100% • Owner-occupied is 11.1% • Varying levels of recourse on approximately 50% of loans * Excluding owner-occupied office properties. 1 Based on Outstanding Balance. 2 Single loan with "as is" LTV of 62%. Occupancy by Region March 31, 2025 Maturity Schedule March 31, 2025 | $ millions 44% 81% 61% 42% 85% 84% Non NY Metro Area NY Metro Area (outside NYC) Bronx Queens² Brooklyn Manhattan 2025 2026 Thereafter Total Outstanding Balance $72 $46 $295 $413 Commitment Amount $73 $50 $311 $434 Avg. Commitment Size $7 $5 $11 $9 LTV1 42% 50% 55% 52% Nonperforming 0% 0% 0% 0% WAC 6.1% 6.5% 6.0% 6.1%

18 Conservatively Underwritten Multi-family Portfolio Overview March 31, 2025 | $ millions Stabilized1 Maturity Schedule March 31, 2025 | $ millions Origination Vintage March 31, 2025 • Total Multi-family loans: $389mm • Weighted average LTV of 50% • Recourse on 51% of Total; recourse on 100% of Transitional • Rent regulated 54% of Total • Rent regulated have weighted average LTV of 46% • Stabilized weighted average debt service coverage ratio of 2.09x Transitional1 Maturity Schedule March 31, 2025 | $ millions 1 Stabilized facilities provide cash flows adequate to support debt service and collateral value. Transitional are value-add opportunities that may have historic underlying issues or challenges that can be addressed and improved upon. 2 Based on Outstanding Balance. 3% 19% 78% % of $389mm Outstanding Balance 2017 - 2019 2020 - 2021 2022 - 2025 2025 2026 Thereafter Total Outstanding Balance $121 $37 $137 $295 Commitment Amount $121 $37 $142 $300 Avg. Loan Size $5 $3 $5 $5 LTV2 56% 66% 35% 48% Rent Regulated2 66% 66% 55% 61% With Recourse2 33% 88% 25% 36% Nonperforming 0% 0% 0% 0% WAC 6.0% 5.4% 4.6% 5.3% 2025 2026 Thereafter Total Outstanding Balance $17 $54 $23 $94 Commitment Amount $17 $54 $23 $94 Avg. Commitment Size $3 $8 $23 $7 LTV2 50% 53% 75% 58% Rent Regulated2 29% 3% 100% 31% With Recourse2 100% 100% 100% 100% Nonperforming 0% 0% 0% 0% WAC 7.1% 4.3% 7.0% 5.5%

$1,803 $1,810 $1,880 $2,011 $2,135 $1,135 $1,055 $1,091 $1,108 $1,235 $298 $298 $311 $305 $300 $989 $1,059 $1,193 $1,217 $1,269 $940 $892 $770 $92 $757 $758 $723 $858 $988 $316 $298 $302 $392 $522 $6,238 $6,170 $6,270 $5,983 $6,449 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 EB-5, Title & Escrow, & Charter Schools Municipal Other** Property Managers Bankruptcy Trustees Deposits from Loan Customers Retail Deposits 22% 76% 22% Non-interest-bearing demand deposits 76% Money market & savings account 2% Time deposits 1Q 2025 Cost of deposits: 3.09% Deposit Verticals Composition Over Time $ millions* Deposit Composition * Certain prior period amounts adjusted to conform to current presentation. ** GPG wind down. Total Deposits $ millions* $6,238 $6,170 $6,270 $5,983 $6,449 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 Deposits Composition March 31, 2025 19

Modern Banking in Motion Digital Transformation 20

2024 2025 Service Description Partners Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Payments Hub (Wires) Payments Hub (ACH) Payments Hub (FedNow) Commercial Loans Servicing Enterprise Datawarehouse Digital Banking (Consumers) Digital Banking (Commercial) Fraud Risk Management Core Processing Contact Center / Core servicing Statements Processing and Rendering Teller System Project Phoenix Modern Banking in Motion Digital Transformation 21 Overview • The Bank is modernizing its core, payments and online banking systems to support continued growth. A modern stack will support future business expansion, drive efficiencies and enable a better client experience. • Digital transformation will provide extensive digital proficiencies, NextGen analytics capabilities, API-based extensibility, optimized back-office processes and efficient origination and loan servicing. • In 2024, the Bank launched project Phoenix to overhaul its infrastructure in line with its strategic growth and to enhance its disaster recovery capabilities. This project is expected to be completed in Q4'2025 and includes the redesign of the network, expansion of the datacenters, and increased system capacity. • Q1'25 digital transformation costs – $219,000 • Projects to be completed in 2025 • Total estimated project costs – $17 million (including 10% contingency) • Project costs expensed to date – $6.8 million Go live. N.A. – not applicable.

Modern Banking in Motion Digital Transformation Partners 22 Partners Service Areas About Finzly provides a modern, cloud-based, API-enabled operating system that serves as a parallel payment processing platform to a bank's core. Finzly offers a wide range of turnkey banking solutions, including a multi-rail payment for traditional payments on ACH and wires, instant payments on FedNow and RTP, foreign exchange, trade finance, compliance, and commercial banking digital experiences. Payments Hub (wires) Payments Hub (ACH) Payments Hub (FedNow) AFS is the global leader in providing advanced commercial loan servicing solutions to lending institutions of all sizes. Solely dedicated to the commercial lending industry, AFS is uniquely positioned to support its client’s business and technology transformation. Commercial Loans Origination and Servicing Snowflake enables organizations to mobilize their data with Snowflake’s Data Cloud. Customers use the Data Cloud to unite siloed data, discover and securely share data, power data applications, and execute diverse AI/ML and analytic workloads. Enterprise Datawarehouse ebankIT enables banks to deliver humanized, personalized, and accessible digital experiences for their customers from mobile to web banking, from wearable gadgets to the metaverse and beyond. Digital Banking (Consumers & Commercial) Alloy helps banks and fintech companies make safe and seamless fraud, credit, and compliance decisions. Alloy's platform connects companies to more than 150 data sources of KYC/KYB, AML, credit, and compliance data through a single API to help create a future without fraud. MX Technologies, Inc. is a leader in actionable intelligence, enabling financial providers and consumers to do more with financial data. MX offers fast, secure solutions that helps streamline the account opening process while mitigating fraud and reducing risk. Fraud Risk Management & KYC To drive continued growth, the Bank is modernizing its core banking system with Finxact. Finxact, a gen-3 core, was built to be a full core banking solution providing MCB with the ability to develop and get to market with speed, with complete flexibility and control to adopt new capabilities. Gen 3 core solutions are geared towards banks who are looking to rapidly innovate utilizing new technologies to create unique customer experiences through a cloud-native / event driven architecture enabling highly automated real time access to bank data from modern APIs to all ancillary systems. Core Processing Savana provides a front-end servicing solution for the core processing system. Savana's platform is designed to orchestrate channels, products and processes to provide a unified ecosystem that streamlines operations between the core, back office and banker assisted channel. Contact Center / Core servicing A full-service, browser based, teller solution that is core agnostic. Dedicated to innovating cash and people across the branch network, offering cash management resources, cash planning tools, CTR, and Reg CC for the US market, a fully accessible electronic journal, and 27 other branch functions integrated directly to a Financial Institution's ecosystem. Statements Processing and Rendering Antuar is a financial technology company focused on branch innovation. Antuar's banking software solutions are designed to enable financial institutions to innovate the branch network, while reducing the overhead cost of servicing customers. Teller System

Selected Financial Information 23

Proven High Growth Business Model Loans1 | $ millions $3,830 $6,436 $5,278 $5,737 $5,983 $6,449 2020 2021 2022 2023 2024 1Q 2025 Deposits | $ millions $142 $181 $256 $251 $277 $71 2020 2021 2022 2023 2024 1Q 2025 Revenue | $ millions $39 $60 $59 $77 $67 $16 2020 2021 ĩ Ī ī 1Q 2025 Net Income | $ millions 1 Loans, net of deferred fees and costs. 2 CAGR from December 31, 2020 through March 31, 2025. 3 CAGR from December 31, 2020 through December 31, 2024. 4 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 5 Includes a $5.5 million reversal of the regulatory settlement reserve. 6 Includes a $10.0 million regulatory reserve recorded in the third quarter of 2024 $3,137 $3,732 $4,841 $5,625 $6,034 $6,342 2020 2021 2022 2023 2024 1Q 2025 24

Return on Average Assets Highly Profitable, Scalable Model 1 Non-GAAP financial measures. See reconciliation on slide 28. 2 Total non-interest expense divided by Total revenues. 3 Includes a $35.0 million charge for a regulatory settlement reserve. 4 Includes a $5.5 million reversal of the regulatory settlement reserve. Ī *ODMVEFT B  NJMMJPO SFHVMBUPSZ SFTFSWF SFDPSEFE JO UIF UIJSE RVBSUFS PG  Efficiency ratio2 12.9% 15.2% 10.4% 12.6% 9.7% 9.1% 2020 2021 2022³ ĩ Ī YTD 2025 ROATCE1 52.5% 48.3% 58.2% 52.5% 62.7% 60.5% 2020 2021 2022³ ĩ Ī YTD 2025 Net Interest Margin 3.26% 2.77% 3.49% 3.49% 3.53% 3.68% 2020 2021 2022 2023 2024 YTD 2025 25 1.02% 1.06% 0.90% 1.19% 0.91% 0.89% 2020 2021 2022 2023 2024 YTD 2025

0.20% 0.28% 0.00% 0.92% 0.54% 0.54% 2020 2021 2022 2023 2024 1Q 2025 Non-Performing Loans/Loans Credit Metrics NCOs/Average Loans ACL/Loans Non-Performing Loans/ACL 0.01% 0.13% 0.00% 0.02% 0.00% 0.00% 2020 2021 2022 2023 2024 YTD 2025 1.13% 0.93% 0.93% 1.03% 1.05% 1.07% 2020 2021 2022 2023* 2024 1Q 2025 18.0% 29.6% 0.0% 89.5% 51.5% 50.9% 2020 2021 2022 2023* 2024 1Q 2025 26 * Includes $2.3 million increase in ACL due to impact of CECL adoption on January 1, 2023.

Capital Ratios* Common Equity Tier 1 Capital Ratio 10.1% 14.1% 12.1% 11.5% 11.9% 11.4% 2020 2021 2022¹ 2023² 2024³ 1Q 2025 Minimum to be "Well Capitalized" (8%) * These capital ratios are for Metropolitan Bank Holding Corp. 1 Includes a $35.0 million charge for a regulatory settlement reserve. 2 Includes a $5.5 million reversal of the regulatory settlement reserve. 3 Includes a $10.0 million regulatory reserve recorded in the third quarter of 2024. ĩ /PO(""1 GJOBODJBM NFBTVSF 4FF SFDPODJMJBUJPO UP (""1 NFBTVSF PO TMJEF  Tier 1 Leverage Ratio 8.5% 8.5% 10.2% 10.6% 10.8% 10.7% 2020 2021 2022¹ 2023² 2024³ 1Q 2025 Minimum to be "Well Capitalized" (5%) 12.7% 16.1% 13.4% 12.8% 13.3% 12.8% 2020 2021 2022¹ 2023² 2024³ 1Q 2025 Minimum to be "Well Capitalized" (10%) Total Risk-Based Capital Ratio TCE / TA4 7.5% 7.7% 9.0% 9.2% 9.9% 9.6% 2020 2021 2022¹ 2023² 2024³ 1Q 2025 27

Reconciliation of GAAP to Non-GAAP Measures 1 Tangible common equity divided by common shares outstanding at period-end. 2 Total revenues equal net interest income plus non-interest income. In addition to the results presented in accordance with Generally Accepted Accounting Principles (“GAAP”), this earnings presentation includes certain non-GAAP financial measures. Management believes these non-GAAP financial measures provide meaningful information to investors in understanding the Company’s operating performance and trends. These non-GAAP measures have inherent limitations and are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non-GAAP/adjusted financial measures disclosed in this earnings presentation to the comparable GAAP measures are provided in the accompanying tables. 28 $ thousands, except per share data Q1 2025 2024 2023 2022 2021 2020 2019 2018 2017 Average assets $ 7,451,703 $ 7,293,445 $ 6,506,614 $ 6,621,631 $ 5,724,230 $ 3,863,013 $ 2,846,959 $ 1,951,982 $ 1,524,202 Less: average intangible assets 9,733 9,733 9,733 9,733 9,733 9,733 9,733 9,733 9,733 Average tangible assets $ 7,441,970 $ 7,283,712 $ 6,496,881 $ 6,611,898 $ 5,714,497 $ 3,853,280 $ 2,837,226 $ 1,942,249 $ 1,514,469 Average equity $ 738,224 $ 694,154 $ 621,006 $ 578,787 $ 413,212 $ 320,617 $ 282,604 $ 251,030 $ 133,462 Less: Average preferred equity — — — — 4,585 5,502 5,502 5,502 5,502 Average common equity 738,224 694,154 621,006 578,787 408,627 315,115 277,102 245,528 127,960 Less: average intangible assets 9,733 9,733 9,733 9,733 9,733 9,733 9,733 9,733 9,733 Average tangible common equity $ 728,491 $ 684,421 $ 611,273 $ 569,054 $ 398,894 $ 305,382 $ 267,369 $ 235,795 $ 118,227 Total assets $ 7,616,298 $ 7,300,749 $ 7,067,672 $ 6,267,337 $ 7,116,358 $ 4,330,821 $ 3,357,572 $ 2,182,644 $ 1,759,855 Less: intangible assets 9,733 9,733 9,733 9,733 9,733 9,733 9,733 9,733 9,733 Tangible assets $ 7,606,565 $ 7,291,016 $ 7,057,939 $ 6,257,604 $ 7,106,625 $ 4,321,088 $ 3,347,839 $ 2,172,911 $ 1,750,122 Total Equity $ 737,846 $ 729,827 $ 659,021 $ 575,897 $ 556,989 $ 340,787 $ 299,124 $ 264,517 $ 236,884 Less: preferred equity — — — — — 5,502 5,502 5,502 5,502 Common Equity 737,846 729,827 659,021 575,897 556,989 335,285 293,622 259,015 231,382 Less: intangible assets 9,733 9,733 9,733 9,733 9,733 9,733 9,733 9,733 9,733 Tangible common equity (book value) $ 728,113 $ 720,094 $ 649,288 $ 566,164 $ 547,256 $ 325,552 $ 283,889 $ 249,282 $ 221,649 Common shares outstanding 11,066,234 11,197,625 11,062,729 10,949,965 10,920,569 8,295,272 8,312,918 8,217,274 8,196,310 Book value per share (GAAP) $ 66.68 $ 65.18 $ 59.57 $ 52.59 $ 51.00 $ 40.42 $ 35.32 $ 31.52 $ 28.23 Tangible book value per share (non-GAAP)¹ $ 65.80 $ 64.31 $ 58.69 $ 51.70 $ 50.11 $ 39.25 $ 34.15 $ 30.34 $ 27.04 Total Revenue (GAAP)² $ 70,590 $ 276,913 $ 250,739 $ 255,751 $ 180,698 $ 141,924 $ 108,239 $ 83,177 $ 63,382 Less: Non-interest expense 42,722 173,575 131,538 148,737 87,312 74,518 59,955 43,471 32,745 Less: Gain (loss) on sale of securities — — — — 609 3,286 — (37) — Pre-tax, pre-provision net revenue $ 27,868 $ 103,338 $ 119,201 $ 107,014 $ 92,777 $ 64,120 $ 48,284 $ 39,743 $ 30,637 For Year Ending